EXHIBIT 10.2
EXECUTION VERSION

JOINDER AGREEMENT

JOINDER AGREEMENT, dated as of November 4, 2021 (this “Agreement”), by and among the lenders listed on Exhibit A hereto (each a “2021 New Term Loan Lender” and collectively the “2021 New Term Loan Lenders”), 2U, INC., a Delaware corporation (the “Borrower”) and ALTER DOMUS (US) LLC (“Alter Domus”), as administrative agent (in such capacity, the “Administrative Agent”).
RECITALS:
WHEREAS, reference is hereby made to the Term Loan Credit and Guaranty Agreement, dated as of June 28, 2021, as amended by the First Amendment to Term Loan Credit and Guaranty Agreement, dated as of November 4, 2021 (as so amended and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used but not defined herein having the meaning provided in the Credit Agreement), among the Borrower, certain Subsidiaries of the Borrower, as Guarantors, the several lenders from time to time parties thereto (each, a “Lender” and, collectively, the “Lenders”) and Alter Domus, as the Administrative Agent and the Collateral Agent;

WHEREAS, subject to the terms and conditions of the Credit Agreement, the Borrower may establish Incremental Term Loan Commitments by, among other things, entering into an Incremental Term Joinder with Incremental Lenders; and
WHEREAS, the Borrower has notified the Administrative Agent that under Section 2.22 of the Credit Agreement it is requesting the 2021 Incremental Term Loan Commitments (as defined below), under which the Borrower intends to incur Incremental Term Loans in an aggregate principal amount of $100,000,000 (the “2021 Incremental Term Loans”) pursuant to the terms of this Agreement.
NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:
The 2021 New Term Loan Lender hereby agrees to commit to provide the Incremental Term Loan Commitments (the “2021 Incremental Term Loan Commitments”) as set forth on Schedule A annexed hereto, on the terms and subject to the conditions set forth below.
The 2021 New Term Loan Lender (i) confirms that it has received a copy of the Credit Agreement and the other Credit Documents and the schedules and exhibits attached thereto, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement; (ii) agrees that it will, independently and without reliance upon the Administrative Agent, the Collateral Agent, any other Lender or Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes the Administrative Agent and the Collateral Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Credit Documents as are delegated to the Administrative Agent or the Collateral Agent, as the case may be, by the terms thereof, together with such powers as are reasonably incidental thereto; and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as an Incremental Lender.

The 2021 New Term Loan Lender hereby agrees to provide its 2021 Incremental Term Loan Commitments on the following terms and conditions:
1. 2021 Incremental Term Loans: Upon the funding of the 2021 Incremental Term Loans (the date of such funding, the “2021 Term Loan Increase Effective Date”), the 2021 Incremental Term Loans shall constitute an increase to and a part of the Initial Term Loans, shall be designated as part of the same Term Loan Tranche as the Initial Term Loans and the 2021 New Term Loan Lender will be a “Term Loan Lender” for all purposes under the Credit Agreement. After the execution of this Agreement by the parties hereto, each reference in the Credit Agreement to “Initial Term Loans”, and each reference in the Credit Agreement to the “Term Loan Lenders” shall include, respectively, the 2021 Incremental Term Loans and the 2021 New Term Loan Lender. The Administrative Agent shall take any and all action as may be reasonably necessary to ensure that the 2021 Incremental Term Loans are included in each Borrowing and repayment of Initial Term Loans on a pro rata basis. In furtherance of the foregoing, on the 2021 Term Loan Increase Effective Date, there shall commence an initial Interest Period with respect to the 2021 Incremental Term Loans, which Interest Period shall end on the last day of the Interest Period applicable to the Initial Term Loans as in effect immediately prior to the 2021 Term Loan Increase Effective Date. For the avoidance of doubt, the 2021 Incremental Term Loans are incurred under clause (a)(i)(x) of Section 2.22 of the Credit Agreement until such time as otherwise permitted to be incurred under another subclause under Section 2.22(a) of the Credit Agreement.
2.Applicable Margin. The Applicable Margin for Base Rate Loans or for Eurodollar Loans, as applicable, that are 2021 Incremental Term Loans shall be the applicable percentage per annum as set forth in the Credit Agreement for the Initial Term Loans.
3.Principal Payments. Subject to adjustments pursuant to Section 2.12 of the Credit Agreement, the Borrower shall make principal payments on the 2021 Incremental Term Loans (i) on the last Business Day of each of March, June, September and December, commencing with the fiscal quarter ending on December 31, 2021, in a principal amount equal to (a) the aggregate outstanding principal amount of 2021 Incremental Term Loans immediately after the funding thereof on the 2021 Term Loan Increase Effective Date multiplied by (b) 0.25% and (ii) on the Term Loan Maturity Date, any remaining outstanding amount of the 2021 Incremental Term Loans. For the avoidance of doubt, subject to adjustments pursuant to Section 2.12 of the Credit Agreement, the Borrower shall make principal payments in respect of the Initial Term Loans (including, for the avoidance of doubt, the 2021 Incremental Term Loans) (A) on the last Business Day of each of March, June, September and December, commencing with the fiscal quarter ending on December 31, 2021, in a principal amount for each such payment equal to $1,438,127 and (B) on the Term Loan Maturity Date, with respect to any remaining outstanding amount of the Initial Term Loans.
4.Proposed Borrowing. This Agreement represents a request by the Borrower to borrow 2021 Incremental Term Loans from the 2021 New Term Loan Lender as follows (the “Proposed Borrowing”):
(a)Business Day of Proposed Borrowing: November 4, 2021
(b)Amount of Proposed Borrowing: $100,000,000

(c)Interest rate option: The initial interest rate contract on the 2021 Incremental Term Loans shall be subject to the same Adjusted Eurodollar Rate contract applicable to the Initial Term Loans for the interest period commencing on June 29, 2021.
5.Credit Agreement Governs. This Agreement constitutes an amendment to the Credit Agreement to the extent necessary to reflect the terms hereof in accordance with Section 2.22 of the Credit Agreement. Except as set forth in this Agreement, the 2021 Incremental Term Loans shall otherwise be subject to the provisions of the Credit Agreement and the other Credit Documents.
6.Borrower Certifications. By its execution of this Agreement, the undersigned officer of the Borrower hereby certifies, solely in his or her capacity as an officer of the Borrower and not in his or her individual capacity, that:
(a)each of the representations and warranties made by any Credit Party in or pursuant to the Credit Documents is true and correct in all material respects (unless qualified by materiality, in which case they shall be true and correct in all respects) on and as of the 2021 Term Loan Increase Effective Date as if made on and as of such date (except to the extent made as of a specific date, in which case such representation and warranty shall be true and correct in all material respects (unless qualified by materiality, in which case they shall be true and correct in all respects) on and as of such specific date); provided that, if the primary purpose of the 2021 Incremental Term Loans is to finance a Permitted Acquisition or an Investment permitted under Section 6.6 of the Credit Agreement, the foregoing shall be limited to the Specified Representations (other than Section 4.21 of the Credit Agreement with respect to the target in such Permitted Acquisition and its Restricted Subsidiaries); and
(b)no Event of Default shall have occurred and be continuing or would result from the borrowings to be made on the 2021 Term Loan Increase Effective Date); provided that, if the primary purpose of the 2021 Incremental Term Loans is to finance a Permitted Acquisition or an Investment permitted under Section 6.6 of the Credit Agreement, the foregoing shall be limited to no Event of Default under Sections 8.1(a), 8.1(f) or 8.1(g) of the Credit Agreement.
7.Conditions Precedent to Effectiveness. This Agreement will become effective on the date on which each of the following conditions is satisfied:
(a)The Administrative Agent shall have received from the Borrower and the 2021 New Term Loan Lender a counterpart of this Agreement signed on behalf of such party;
(b)The Administrative Agent shall have received the executed First Amendment to Term Loan Credit and Guaranty Agreement, dated as of November 4, 2021, by and among the Lenders party thereto, the Borrower and Administrative Agent;
(c)The Administrative Agent shall have received the executed legal opinion of Paul Hastings LLP, counsel to the Borrower;
(d)The Borrower shall have paid (i) to the Debt Advisor (as defined in the Debt Advisory Engagement Letter dated as of October 11, 2021 by and between Morgan Stanley & Co. LLC and the Borrower, the “Engagement Letter”) the fees and expenses specified in the Engagement Letter to be paid on the 2021 Term Loan Increase Effective Date and (ii) to

the Administrative Agent and the 2021 New Term Loan Lender all costs and expenses required to be paid pursuant to the Credit Agreement;
(e)The Administrative Agent shall have received a certificate of each Credit Party, dated as of the 2021 Term Loan Increase Effective Date, substantially in the form provided to the Administrative Agent on the Closing Date pursuant to Section 3.1(j) of the Credit Agreement, with appropriate attachments;
(f)The Administrative Agent shall have received a duly executed Solvency Certificate to the effect that after giving effect to the funding of the 2021 Incremental Term Loans and the contemplated use of proceeds thereof, the Borrower and the Restricted Subsidiaries on a consolidated basis are Solvent; and
(g)The certifications set forth in Section 6 above shall be true and correct.
8.Notice. For purposes of the Credit Agreement, the initial notice address of the New Term Loan Lender shall be as set forth below its signature below.
9.Recordation of the New Loans. Upon execution and delivery hereof, the Administrative Agent will record the 2021 Incremental Term Loans in the Register.
10.Amendment, Modification and Waiver. This Agreement may not be amended, modified or waived except by an instrument or instruments in writing signed and delivered on behalf of each of the parties hereto.
11.Entire Agreement. This Agreement, the Credit Agreement and the other Credit Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.
12.GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
13.Severability. In case any provision in or obligation hereunder or under any other Credit Document shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.
14.Counterparts. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Agreement. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Agreement shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other state laws based on the Uniform Electronic

Transactions Act, and the parties hereto consent to conduct the transactions contemplated hereunder by electronic means.
15.Credit Document. This Agreement is a Credit Document.
[Signature Pages Follow]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Joinder Agreement as of the date first set forth above.
2U, INC.,
as the Borrower

By:    /s/ Paul S. Lalljie
    Name: Paul S. Lalljie
Title: Chief Financial Officer

    [Signature Page to Joinder Agreement]

MACQUARIE US TRADING LLC,
as 2021 New Term Lender

By:    /s/ Joshua Karlin     /s/Michael Greenblatt
    Name: Joshua Karlin        Michael Greenblatt
    Title: Authorized Signatory     Authorized Signatory
Notice Address:
Attention:
Telephone:
Facsimile:
Email:

    [Signature Page to Joinder Agreement]

Ares Capital Corporation,
as 2021 New Term Lender

By:    /s/ Penni Roll
    Name: Penni Roll
Title: Authorized Signatory

CADEX Credit Financing, LLC,
as 2021 New Term Lender

By:    /s/ Penni Roll
    Name: Penni Roll
Title: Authorized Signatory

ARES CENTRE STREET PARTNERSHIP, L.P,
as 2021 New Term Lender
By:    Ares Centre Street GP, Inc., as general partner

By:    /s/ Penni Roll
    Name: Penni Roll
Title: Authorized Signatory

Ares Jasper Fund Holdings, LLC
as 2021 New Term Lender
By:    Ares Capital Management LLC, as servicer

By:    /s/ Penni Roll
    Name: Penni Roll
Title: Authorized Signatory

Ares ND CSF Holdings LLC
as 2021 New Term Lender
By:    Ares Capital Management LLC, as servicer

By:    /s/ Penni Roll
    Name: Penni Roll
Title: Authorized Signatory

    [Signature Page to Joinder Agreement]

Ares CSIDF Holdings, LLC
as 2021 New Term Lender
By:    Ares Capital Management LLC, as servicer

By:    /s/ Penni Roll
    Name: Penni Roll
Title: Authorized Signatory

Ares Senior Direct Lending Master Fund Designated
Activity Company
as 2021 New Term Lender
By:    Ares Capital Management LLC, its investment
manager

By:    /s/ Penni Roll
    Name: Penni Roll
Title: Authorized Signatory

Ares Senior Direct Lending Parallel Fund (L), L.P.
as 2021 New Term Lender
By:    Ares Capital Management LLC, its investment
manager

By:    /s/ Penni Roll
    Name: Penni Roll
Title: Authorized Signatory

Ares Senior Direct Lending Parallel Fund (U), L.P.
as 2021 New Term Lender
By:    Ares Capital Management LLC, its investment
manager

By:    /s/ Penni Roll
    Name: Penni Roll
Title: Authorized Signatory

Ares SDL Holdings (U) Inc.
as 2021 New Term Lender
By:    Ares Capital Management LLC, its investment
manager

By:    /s/ Penni Roll
    Name: Penni Roll
Title: Authorized Signatory
    [Signature Page to Joinder Agreement]

Ares Senior Direct Lending Parallel Fund (U) II, L.P.
as 2021 New Term Lender
By:    Ares SDL II Capital Management LLC, its
Manager

By:    /s/ Penni Roll
    Name: Penni Roll
Title: Authorized Signatory

SDL II Finance 1 LP
as 2021 New Term Lender
By:    Ares SDL II Capital Management LLC, its
servicer

By:    /s/ Penni Roll
    Name: Penni Roll
Title: Authorized Signatory

SDL II Finance 2 LP
as 2021 New Term Lender
By:    Ares SDL II Capital Management LLC, its
servicer

By:    /s/ Penni Roll
    Name: Penni Roll
Title: Authorized Signatory

Ares SFERS Holdings LLC
as 2021 New Term Lender
By:    Ares Capital Management LLC, its servicer

By:    /s/ Penni Roll
    Name: Penni Roll
Title: Authorized Signatory

Chimney Tops Loan Fund, LLC
as 2021 New Term Lender
By:    Ares Capital Management LLC, its Account
Manager

By:    /s/ Penni Roll
    Name: Penni Roll
Title: Authorized Signatory

    [Signature Page to Joinder Agreement]

ADF I Holdings LLC
as 2021 New Term Lender
By:    Ares Capital Management LLC, as servicer

By:    /s/ Penni Roll
    Name: Penni Roll
Title: Authorized Signatory

AC AMERICAN FIXED INCOME IV, L.P.
as 2021 New Term Lender
By:    Ares Capital Management LLC, its investment
manager

By:    /s/ Penni Roll
    Name: Penni Roll
Title: Authorized Signatory

AO MIDDLE MARKET CREDIT FINANCING L.P.
as 2021 New Term Lender
By:    AO Middle Market Credit Financing GP Ltd., its
general partner

By:    /s/ K. Patel
    Name: K. Patel
Title: Director
By:    /s/ Jeremy Ehrlich
    Name: Jeremy Ehrlich
Title: Director

Federal Insurance Company
as 2021 New Term Lender
By:    Ares Capital Management LLC, its investment
manager

By:    /s/ Penni Roll
    Name: Penni Roll
Title: Authorized Signatory

SC ACM Private Debt Fund L.P.
as 2021 New Term Lender
By:    Ares Capital Management LLC, its investment
manager

By:    /s/ Penni Roll
    Name: Penni Roll
Title: Authorized Signatory
    [Signature Page to Joinder Agreement]

Nationwide Life Insurance Company
as 2021 New Term Lender
By:    Ares Capital Management LLC, its investment
manager

By:    /s/ Penni Roll
    Name: Penni Roll
Title: Authorized Signatory

Nationwide Mutual Insurance Company
as 2021 New Term Lender
By:    Ares Capital Management LLC, its investment
manager

By:    /s/ Penni Roll
    Name: Penni Roll
Title: Authorized Signatory

Bowhead IMC LP
as 2021 New Term Lender
By:    Ares Capital Management LLC, its investment
manager

By:    /s/ Penni Roll
    Name: Penni Roll
Title: Authorized Signatory

Swiss Reinsurance America Corporation
as 2021 New Term Lender
By:    Ares Capital Management LLC, its investment
manager

By:    /s/ Penni Roll
    Name: Penni Roll
Title: Authorized Signatory

VG ACM Private Debt Fund L.P.
as 2021 New Term Lender
By:    Ares Capital Management LLC, its investment
manager

By:    /s/ Penni Roll
    Name: Penni Roll
Title: Authorized Signatory

    [Signature Page to Joinder Agreement]

Consented to by:

ALTER DOMUS (US) LLC,
as the Administrative Agent

By:    /s/ Matthew Trybula
    Name: Matthew Trybula
    Title: Associate Counsel

    [Signature Page to Joinder Agreement]